                                                                    Exhibit 10.7


                              AMENDED AND RESTATED
                       PREFERRED STOCK PURCHASE AGREEMENT


          AMENDED AND RESTATED PREFERRED STOCK PURCHASE AGREEMENT dated as of June 30, 2000 (the "Agreement") by and among InFlow, Inc., a Delaware corporation (the "Company"), and Sixty Wall Street SBIC Fund, L.P., First Union Capital Partners, Inc., Meritage Private Equity Fund, L.P., Meritage Private Equity Parallel Fund, L.P., Meritage Entrepreneurs Fund, L.P., Spire Capital Partners, L.P., Citizens Capital, Inc., G.C. Investments, LLC, Castellini Management Company Limited Partnership, DLJMB Funding III, Inc., DLJ ESC II L.P., J.P. Morgan Investment Corporation, PNC Venture Corp., Hexagon Investments LLC, Grandhaven LLC, BancBoston Capital, Inc. and Stolberg, Meehan and Scano II, L.P. (each, an "Investor" and, collectively, the "Investors").

          1.    Purchase and Sale of Stock.
                --------------------------

                    1.1  Prior Sale and Issuance of Series C Preferred Stock.
                         ---------------------------------------------------

                    (a) Pursuant to the terms and provisions of that certain Preferred Stock Purchase Agreement dated May 8, 2000 by and among the Company and Sixty Wall Street SBIC Fund, L.P., First Union Capital Partners, Inc., Meritage Private Equity Fund, L.P., Meritage Private Equity Parallel Fund, L.P., Meritage Entrepreneurs Fund, L.P., J.P. Morgan Investment Corporation, and Stolberg, Meehan and Scano II, L.P. (each, an "Initial Investor" and, collectively, the "Initial Investors"), as amended by that certain Amendment to Preferred Stock Purchase Agreement dated as of June 21, 2000 (as amended, the "Original Agreement"), the Initial Investors purchased the number of shares of the Company's Series C Preferred Stock set forth opposite such Initial Investor's name on Schedule A hereto (the "Initial Shares") for a purchase price
                   ----------
of $22.00 per share. The Initial Shares were subject to the rights, preferences, restrictions and other matters relating to the Series C Preferred Stock as set forth in the Company's Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of Delaware (the "Third Certificate").

                    (b) The Company and the Initial Investors hereby acknowledge and agree that (i) this Agreement shall amend and restate the Original Agreement and the Original Agreement shall be of no further force and effect; provided, however, that Section 1.4 of the Original Agreement and the representations and warranties contained in Sections 2 and 3 of the Original Agreement shall survive and continue to be deemed to have been made on May 8, 2000 with respect to the Initial Shares and the Additional Shares (as hereinafter defined), and (ii) upon the filing of the Restated Certificate (as hereinafter defined) with the Secretary of State of Delaware, the Restated Certificate shall govern all outstanding shares of Series C Preferred Stock and the Third Certificate shall be of no further force and effect.

                    (c) At the Closing (as hereinafter defined) the Company shall issue to each Initial Investor, for no additional consideration, that number of shares of Series C

Preferred Stock set forth opposite such Initial Investor's name on Schedule B
                                                                   ----------
hereto (the "Additional Shares"), which represent that number of additional shares of Series C Preferred Stock such Initial Investor would have received had it purchased shares pursuant to the Original Agreement at a price of $20.50 per share. All Additional Shares issued pursuant to this Section 1.1(c) shall be duly and validly issued, fully paid and nonassessable, and shall be deemed to be an adjustment to the per share purchase price of the Initial Shares and to have been issued as part of a single integrated transaction with the issuance of the Initial Shares.

                    1.2  Sale and Issuance of Series C Preferred Stock.
                         ---------------------------------------------

                    (a) Prior to the date hereof, the Company has adopted and filed with the Secretary of State of Delaware the Fourth Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the
                                                            ---------
"Restated Certificate").

                    (b) Subject to the terms and conditions of this Agreement, each of Spire Capital Partners, L.P., Citizens Capital, Inc., G.C. Investments, LLC, Castellini Management Company Limited Partnership, DLJMB Funding III, Inc., DLJ ESC II L.P., J.P. Morgan Investment Corporation, Sixty Wall Street SBIC Fund, L.P., PNC Venture Corp., Hexagon Investments LLC, Grandhaven LLC, BancBoston Capital, Inc., Meritage Private Equity Fund, L.P., and Stolberg, Meehan and Scano II, L.P. (each, an "Additional Investor" and, collectively, the "Additional Investors") agrees, severally but not jointly, to purchase from the Company at the Closing, and the Company agrees to sell and issue to each Additional Investor at the Closing, that number of shares of Series C Preferred Stock set forth opposite such Additional Investor's name on Schedule C hereto
                                                            ----------
(the "Purchase Shares") for a purchase price of $20.50 per share.

                    1.3  Closing.  The purchase and sale of the Series C
                         -------
Preferred Stock to the Additional Investors and the issuance of the Additional Stock to the Initial Investors shall take place at the Company's offices located at 938 Bannock Street, Suite 300, Denver, Colorado 80204 at 10:00 a.m. on June 30, 2000, or at such other time and place as the Company and the Additional Investors mutually agree upon orally or in writing (which time and place are designated as the "Closing"). No later than July 13, 2000, the Company shall deliver to each Additional Investor a certificate representing the Series C Preferred Stock that such Additional Investor is purchasing against payment of the purchase price therefor by wire transfer of immediately available funds and shall deliver to each Initial Investor a certificate representing the Additional Shares such Initial Investor is entitled to receive.

                    1.4  Post-Closing Obligations.  In the event that, at any
                         ------------------------
time, the Company's representation and warranty in Section 2.2 is determined not to have been true when made, the Company shall promptly issue to the Additional Investors, on a pro rata basis as an adjustment to the purchase price paid for the shares of Series C Preferred Stock purchased hereunder and without the payment of additional consideration by the Additional Investors, an additional number of shares of Series C Preferred Stock such that each Additional Investor would own the same economic interest and voting power as it would have owned had such representation and warranty been true and correct in all respects when made. If at the time of an adjustment pursuant to the preceding sentence any shares of Series C Preferred Stock purchased

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hereunder have been converted into Common Stock, the Company shall issue additional shares of Common Stock with respect to such converted shares of Series C Preferred Stock based on the conversion ratio that would have been in effect if such shares had remained outstanding. Any additional shares issued pursuant to this Section 1.4 shall (i) be treated as if they were issued at the Closing, (ii) shall reflect any anti-dilution adjustments arising from the date of Closing through the date of such issuance, and (iii) be deemed to be an adjustment to the per share purchase price of the Series C Preferred Stock set forth in Section 1.2(b) above and to have been issued as part of a single integrated transaction with the issuance of the shares of Series C Preferred Stock at the Closing. Concurrently with each such issuance, the Company shall pay or accrue all dividends or other distributions which would have been paid or accrued with respect to such additional shares from the date of Closing through the date of such issuance.

                    1.5  Subsequent Sale of Series C Preferred Stock. The
                         -------------------------------------------
Company may sell up to an additional 1,609,800 shares of Series C Preferred Stock at a price of not less than $20.50 per share (and otherwise on substantially identical terms) on or prior to August 15, 2000 to one or more additional purchasers who are "qualified institutional buyers" as defined under Rule 144A of the Act (as hereinafter defined), selected by the Company and approved by the Company's director designated by the holders of the Series C Preferred Stock as set forth in the Restated Certificate, such approval not to be unreasonably withheld. Any such additional purchaser shall execute a purchase agreement in substantially the form of this Agreement and shall become a party to the Investors' Rights Agreement (as hereinafter defined) and the Stockholders' Agreement (as hereinafter defined).

                    1.6  Restated Certificate Adjustments.  The parties agree
                         --------------------------------
for federal tax purposes to treat any adjustments to the Conversion Price (as defined in the Restated Certificate) of the Series C Preferred Stock as a result of a Reduced Offering (as defined in the Restated Certificate) or a Reduced Liquidation Event (as defined in the Restated Certificate) as adjustments to the purchase price of the Purchase Shares.

               2. Representations and Warranties of the Company. The Company
                  ---------------------------------------------
hereby represents, warrants and covenants to each Additional Investor with respect to the purchase of the Purchase Shares on the date hereof that, except as set forth on the Schedule of Exceptions (the "Schedule of Exceptions") attached hereto as Schedule D, which exceptions shall be deemed made hereunder:
                   ----------

                    2.1  Organization, Good Standing, Power and Qualification.
                         ----------------------------------------------------
The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, and as it is currently proposed to be, engaged and has the power and authority to execute, deliver and perform its obligations under this Agreement, the Investors' Rights Agreement and the Stockholders' Agreement, and to issue, sell and deliver the Additional Shares and the Common Stock (as hereinafter defined) issuable upon conversion of the Additional Shares. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business, assets, operations, properties or financial condition of the Company (an "MAE").

                    2.2  Capitalization and Voting Rights. (a) The authorized,
                         --------------------------------
issued and outstanding capital stock of the Company will consist immediately prior to the Closing of:

                              (i)   Preferred Stock. 17,628,000 shares of
                                    ---------------
     Preferred Stock, par value $0.001 (the "Preferred Stock"), of which (i) 3,310,000 shares have been designated Series A Preferred Stock (the "Series A Preferred Stock"), of which 3,309,953 shares are outstanding, (ii) 7,000,000 shares have been designated Series B Preferred Stock (the "Series B Preferred Stock"), of which 6,896,552 shares are outstanding and (iii) 7,318,000 shares have been designated Series C Preferred Stock (the "Series C Preferred Stock"), of which 1,386,364 shares are outstanding. The rights, privileges and preferences of the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock are as stated in the Restated Certificate.

                              (ii)  Common Stock. 42,372,000 shares of common
                                    ------------
     stock, par value $0.001 ("Common Stock"), of which 3,657,630 shares are issued and outstanding.

                         (b)   The outstanding shares of Series A Preferred
Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock are owned by the stockholders and in the numbers specified in Exhibit B hereto.
                                                          ---------

                         (c)   The outstanding shares of Series A Preferred
Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

                         (d)   Except for (A) the conversion privileges of the
Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock,
(B) the rights provided in Section 3 of the Fourth Amended and Restated Stockholders' Agreement in the form attached hereto as Exhibit C (the
                                                       ---------
"Stockholders' Agreement"), and (C) 1,798,000 options outstanding as of June 15, 2000, as set forth on Schedule 2.2 (which list is true and complete in all
                      ------------
material respects), and such other options which have been granted in the ordinary course by the Company since such date to purchase shares of the Company's Common Stock pursuant to the Company's 1997 Stock Option Plan, as amended (the "Option Plan"), which Option Plan authorizes the grant of options to purchase up to 2,685,000 shares of Common Stock ("Management Option Pool"), there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. All options granted from the Management Option Pool shall contain vesting and buy-back restrictions in substantially the same form as issuances of options from the Management Option Pool prior to the date of this Agreement. The Company also expects to grant warrants to purchase up to 250,000 shares of Common Stock to a lender or financial institution in connection with a new credit facility. The Company is not a party or subject to any agreement or understanding which affects or relates to the voting or giving of written consents with respect to any security or other ownership interest in the Company or by a director of the Company.

                         (e)   The 1,386,364 outstanding shares of Series C
Preferred Stock combined with the issuance by the Company of 4,320,953 shares of Series C Preferred Stock pursuant to the terms of this Agreement, as of the date hereof would constitute, in the aggregate, approximately 26% of the Company's outstanding capital stock, calculated on a fully diluted basis.

                    2.3  Subsidiaries. The Company does not presently own or
                         ------------
control, directly or indirectly, any interest in any other corporation, association, or other business entity, except for the subsidiaries listed on Exhibit D attached hereto. The Company is not a participant in any joint
---------
venture, partnership, or similar arrangement. The Company is not, directly or indirectly, subject to any obligation or requirement to provide funds to, or invest in any company, partnership, association, joint venture or similar non-corporate business enterprise.

                    2.4  Authorization. All corporate action on the part of the
                         -------------
Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Fourth Amended and Restated Investors' Rights Agreement in the form attached hereto as Exhibit E
                                                                    ---------
(the "Investors' Rights Agreement"), and the Stockholders' Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization (or, in the case of the Common Stock, reservation for issuance), sale and issuance of the Series C Preferred Stock has been taken or will be taken prior to the Closing. This Agreement, the Investors' Rights Agreement, and the Stockholders' Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors, Rights Agreement may be limited by applicable federal or state securities laws.

                    2.5  Valid Issuance of Preferred and Common Stock. The
                         --------------------------------------------
Series C Preferred Stock that is being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and other encumbrances and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement, the Investors' Rights Agreement, the Stockholders' Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series C Preferred Stock being purchased hereunder has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and other encumbrances and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement, the Investors' Rights Agreement, the Stockholders' Agreement and under applicable state and federal securities laws.

                    2.6  Consents. No consent, approval, order or authorization
                         --------
of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or any individual, firm, corporation, partnership, trust, limited liability company, incorporated or unincorporated association, joint venture, joint stock company or other entity of any kind (each, a "Person") on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement which have not been obtained prior to the date of this Agreement, except for filings required pursuant to applicable federal and state securities laws and blue sky laws.

                    2.7  Offering. The Company filed a Registration Statement
                         --------
on Form S-1 with the Securities and Exchange Commission on February 18, 2000 and filed amendments thereto on March 28, 2000 and May 12, 2000 (File No. 333-30684) for the issuance of up to 8,050,000 shares of its Common Stock. Assuming the truth and accuracy of each Investor's representations set forth in Section 3 of this Agreement, including without limitation the qualification of each Investor as a "qualified institutional buyer" within the meaning of Rule 144A of the Securities Act of 1933, as amended (the "Act"), or an institutional "accredited investor" as defined under Regulation D of the Act as set forth in Section 3.10, the offer, sale and issuance of the Series C Preferred Stock as contemplated by this Agreement and the issuance of the Common Stock upon conversion of such Series C Preferred Stock as contemplated by the Restated Certificate are exempt from the registration requirements of the Act.

                    2.8  Litigation. There is no action, suit, proceeding or
                         ----------
investigation pending, or to the Company's knowledge currently threatened, against the Company that questions the validity of this Agreement, the Investors' Rights Agreement or the Stockholders' Agreement or the right of the Company to enter into any of the foregoing or to consummate the transactions contemplated hereby or thereby, or that would have, either individually or in the aggregate, an MAE. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

                    2.9  Proprietary Information Agreements. Each employee and
                         ----------------------------------
officer of the Company has executed a Proprietary Information and Inventions Agreement in substantially the form provided to the Investors.

                    2.10 Patents and Trademarks. Schedule 2.10 sets forth a
                         ----------------------  -------------
complete and accurate list and description of all material franchises, licenses, patents, patent rights, patent applications, trademarks, trademark rights, trademark applications, service marks, service mark rights, trade names, trade name rights, copyrights, copyright applications, and rights with respect to any of the foregoing (collectively, "Intellectual Property") presently owned or held by the Company. The Company owns the right to use all of the Intellectual Property. To the actual knowledge of the Company (without independent investigation), the Intellectual Property is all that is necessary for the Company to conduct its business as presently conducted or as it is presently proposed to be conducted. To its knowledge (but without having conducted any special investigation or patent search), no Intellectual Property conflicts with or infringes on the valid rights of others and the Company has not received any notice of infringement upon or conflict with the asserted rights of others. No event has occurred which permits, or after notice or lapse of time would permit, the revocation or termination of any of the Intellectual Property. The Company has a valuable body of trade secrets, including know-how, concepts, computer programs, technology, streaming media files, domain name, domain name applications, databases, websites, other materials included on the Company's website and other technical data (the "Proprietary Information"). To its knowledge, the Company has the right to use the Proprietary Information free and clear of any rights, liens, encumbrances or claims of others, except that the possibility exists that other persons may have independently developed trade secrets or technical information similar or identical to those of the Company. The Company is not aware of any such independent development nor of any misappropriation or infringement of its Proprietary Information or Intellectual Property. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) or consultants made prior to their employment by the Company, except for inventions that have been assigned or licensed to the Company as of the date hereof. The Company has taken reasonable steps to protect and preserve the security and confidentiality of its Intellectual Property and Proprietary Information. Immediately following the Closing, the Company will continue to own or license all Intellectual Property and Proprietary Information owned or use by it on the same terms and conditions as immediately prior to the Closing.

                    2.11 Compliance with Other Instruments. The Company is not
                         ---------------------------------
in violation of any provision of its Restated Certificate or Bylaws or any securities issued by the Company, any indenture, credit agreement, contract, agreement, instrument or other undertaking ("Contractual Obligations") or any judgment, order, writ, decree or contract, statute, rule or regulation to which the Company or its assets or property is subject ("Requirements of Law"), a violation of which would have an MAE. The execution, delivery and performance of this Agreement, the Investors' Rights Agreement and the Stockholders' Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under the Restated Certificate, the Bylaws, any Contractual Obligation or Requirement of Law, or (ii) an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

                    2.12 Agreements; Action.
                         ------------------

                         (a) Except for agreements explicitly contemplated
hereby, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

                    (b) Except for this Agreement, the Investors' Rights Agreement and the Stockholders' Agreement, Schedule 2.12 hereto sets forth a
                                           -------------
complete and accurate of all material Contractual Obligations of the Company in effect on and as of the Closing. To its knowledge, each such Contractual Obligation is valid and enforceable by the Company against any other party thereto in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The Company has performed and is in compliance with all of the terms of such Contractual Obligations and all instruments and agreements relating thereto and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default, on its part or, to its actual knowledge, on the part of any other party thereto exists with respect to any material Contractual Obligation of the Company, except where such nonperformance, noncompliance, default or event of default is not reasonably likely to result in an MAE. The Company has no actual knowledge that any such Contractual Obligation contains any contractual requirement with which there is a reasonable likelihood the Company will be unable to comply and such failure to comply would likely result in an MAE or the Company's compliance is reasonably likely to result in an MAE.

                    (c) There are no judgments, orders, writs or decrees to which the Company is a party or by which it is bound that involve obligations (contingent or otherwise) of, or payments to the Company, in excess of $25,000.

                    (d) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) except for the anticipated credit facility currently being negotiated, as set forth on the Financial Statements (as hereinafter defined), or pursuant to the Contractual Obligations set forth on
Schedule 2.12, incurred any indebtedness for money borrowed or any other
-------------
liabilities which would be commitments required to be disclosed in the footnotes to financial statements under generally accepted accounting principles, individually for which it currently owes, or in the future will owe in excess of $100,000 or, in the case of indebtedness and/or liabilities individually less than $100,000, in excess of $250,000 in the aggregate, (iii) made any loans or advances to any Person, other than advances in the ordinary course of business, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                    (e) For the purposes of subsections (c) and (d) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same Person (including Persons the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                    (f) The Company delivered copies of the following customer contracts between the Company and the named customer (the "Customer Contracts") to O'Sullivan, Graev & Karabell, LLP, special counsel to Spire (as hereinafter defined), prior to the date of this Agreement: (i) VERIO Rocky Mountain, Inc. dated August 31, 1998; (ii) Message

Media, Inc. dated February 20, 1999; (iii) MapQuest.com, Inc. dated August 4, 1999; (iv) Savvis dated February 10, 2000; and (v) the form Data Network Exchange Facility Services Agreement. The Customer Contracts are materially similar to all of the Company's other contracts with customers with respect to terms and conditions but may vary with respect to term, price and services rendered.

                    2.13 Related-Party Transactions. No employee, officer or
                         --------------------------
director of the Company, holder of greater than five percent (5%) of the Company's outstanding Common Stock, or member of his or her immediate family is indebted to, or a party to any agreements, contracts or transactions with the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material Contractual Obligation with the Company.

                    2.14 Financial Statements. The Company has delivered to each
                         --------------------
Investor its audited financial statements (balance sheet and statement of operations, statement of stockholders' equity and statement of cash flows, including notes thereto) at December 31, 1999 and for the fiscal year then ended and its unaudited financial statements (balance sheet and statement of operations, statement of stockholders' equity and statement of cash flows) at March 31, 2000 and for the three-month period then ended (the "Financial Statements"). The Financial Statements have been prepared in accordance with the books and records of the Company, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other and fairly present in all material respects the assets, liabilities, financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 2000 and
(ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company and which the Company has satisfied as they have become due. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other Person. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

                    2.15 Changes. Since March 31, 2000, except for the issuance
                         -------
of the Initial Shares pursuant to the terms and provisions of the Original Agreement, there has not been:

                    (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business consistent with past practice that are not reasonably likely to have an MAE;

                    (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results or business of the Company;

                    (c) any waiver by the Company of a material right or of a material debt owed to it;

                    (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business consistent with past practice and not material to the assets, properties, financial condition, operating results or business of the Company;

                    (e) any material change or amendment to a contract or arrangement required to be set forth on Schedule 2.12 by which the Company or
                                        -------------
any of its assets or properties is bound or subject;

                    (f) any material change in any compensation arrangement or agreement with any employee of the Company;

                    (g) except for the issuance of the Initial Shares, the issuance of Common Stock upon the exercise of options issued pursuant to the Option Plan, or the issuance of options pursuant to the Option Plan, any issuance of stocks, bonds or other securities of the Company;

                    (h)   any loans made to the Company;

                    (i) any payment of any dividend or other distribution of the Company's assets in respect of any of the Company's capital stock;

                    (j) any sale, assignment or transfer of any Intellectual Property, Proprietary Information or material assets of the Company;

                    (k) any material transaction to which the Company is a party that is not in the ordinary course of business consistent with past practice; or

                    (l) any agreement or commitment by the Company to do any of the things described in this Section 2.15.

          2.16      Tax Returns. The Company has duly and timely filed all
                    -----------
federal, state, county, local and foreign income and other tax returns, reports and declarations (collectively, "Returns") relating to all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, or other taxes of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) upon the Company ("Taxes") which have been required by applicable law to have been filed except where the failure to do so would not be reasonably likely to have an MAE. Such returns were true, complete and correct in all material respects. No audits of federal income tax Returns of the Company have been conducted at any time since its formation or are currently pending, and the Company has not been advised that any of its Returns are being audited. The Company has paid all Taxes that have become due and payable, or where payment is not required to be made, has made adequate provision on its books, records and financial statements in accordance with generally accepted accounting principles for the payment of all Taxes that have not become due, except where the failure to do so would not be reasonably likely to have an MAE. No deficiencies for any Tax, assessment or governmental charge have been asserted or assessed against the Company which have not been paid, settled or adequately provided for and there is no basis for any such assessments or charges. The Company is not and has never been a party to a Tax sharing agreement or any other agreement to indemnify any person for Tax liability. Except as set forth on the Schedule of Exceptions, the Company has never been a member of a combined, consolidated, unitary or affiliated group for federal, state, local or foreign Tax purposes. The Company is not a party to any agreement that could result in a material limitation on the tax deductibility of compensation expense by reason of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or otherwise. The Company is not required and has not made, agreed or elected to change its method of tax accounting pursuant to
Section 481 of the Code, or otherwise. The Company has complied in all material respects with all laws relating to the collecting and withholding of Taxes.

                    2.17 Permits. The Company (i) has all governmental or other
                         -------
regulatory approvals, licenses, permits and other authorizations in accordance with all Requirements of Law necessary for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, and (ii) is in compliance in all respects with each governmental approval, license, permit and authorization relating to it or any of its properties under all applicable Requirements of Law, except where the failure to so obtain or comply would not be reasonably likely to have an MAE. Since its date of organization, the Company has not, to its knowledge, been the subject of any investigation conducted by any grand jury, administrative agency or other governmental authority. The Company has not and, to its knowledge, its officers, directors and employees have not, directly or indirectly, made, authorized or received any payment, contribution or gift of money, property, or services, in violation of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization or the holder of, or any aspirant to, any elective or appointive office of any governmental authority.

                    2.18 Environmental and Safety Laws. The Company conducts its
                         -----------------------------
business and operations in compliance with all applicable environmental laws, ordinances and regulations ("Environmental Laws"), except where the failure to comply with Environmental Laws would not have an MAE. The Company has not received notice of any material claim, action,suit, proceeding, hearing or investigation against the Company based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal or transport of hazardous material or waste. To its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. To the knowledge of the Company, the Company has not received any official or formal notification of any current, pending or outstanding violation of Environmental Laws by any previous occupants of the premises currently leased by the Company.


          2.19 Disclosure. Neither this Agreement (including all the exhibits
               ----------
and schedules hereto) nor any other certificates or agreements made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made. The Company's financial projections provided to the Additional Investors were prepared by the Company in good faith based upon the Company's past experience in its business.

          2.20 Registration Rights. Except as provided in the Investors' Rights
               -------------------
Agreement and the Stockholders' Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity or entered into any voting agreements with respect to the capital stock of the Company.

          2.21 Corporate Documents. The Restated Certificate and Bylaws of the
               -------------------
Company are in the forms previously provided to the Investors. The minute books of the Company have been made available to the Investors for their review in connection with the purchase of the Series C Preferred Stock; such minute books are current and contain correct and complete copies of all minutes of meetings, resolutions and other actions and proceedings of the board of directors and shareholders and all committees of the Company. The record books relating to the equity interests of the Company have been made available to the Investors for their review in connection with the purchase of the Series C Preferred Stock; such record books are current, correct and complete and reflect the issuance, sale or exchange of all of capital stock and other ownership and equity interests in the Company.

          2.22 Title to Property and Assets. Schedule 2.22 sets forth a "Real
               ----------------------------  -------------
Property") owned or leased by the Company. The Company has good and marketable, indefeasible fee simple title to the Real Property described in Schedule 2.22 as
                                                                -------------
being owned by it, and valid and subsisting leasehold rights in the Real Property described in Schedule 2.22 as being leased by it, free and clear of all
                      -------------
mortgages, pledges, security interests, charges, liens and other encumbrances.
Schedule 2.22 also sets forth a complete and accurate list of all of the
-------------
material items of equipment, machinery, computers, chattels, tools, parts, machine tools, furniture, furnishings, fixtures and supplies of every nature owned or leased by the Company in connection with its business as of March 31, 2000. The Company has good and marketable fee simple title to such items described in Schedule 2.22 as being owned by it, and valid and subsisting
             -------------
leasehold rights in such items described in Schedule 2.22 as being leased by it,
                                            -------------
free and clear of all mortgages,
pledges, security interests, charges, liens and other encumbrances. The property and assets set forth on Schedule 2.22 are in a good state of repair and are sufficient for the Company to operate its business.

          2.23 Labor Agreements and Actions. The Company is not bound by or
               ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company's knowledge, threatened. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. The Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment. The Company has withheld all amounts required by law or agreement to be withheld by it from the wages, salaries and other payments to its employees and is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. There are no pending, threatened or anticipated (i) employment discrimination charges or complaints against or involving the Company before any federal, state, or local board, department, commission or agency, (ii) unfair labor practice charges or complaints, disputes or grievances affecting the Company, or (iii) strikes, slow downs, work stoppages, or lockouts or threats thereof affecting the Company.

          2.24 Insurance. The Company maintains insurance policies as set forth
               ---------
on Schedule 2.24 (i) insuring the properties, assets and operations of its
   -------------
business in such amounts and against such liabilities to the extent required by applicable law or regulations, (ii) insuring against interruptions in its business, and (iii) as are customary for similar companies in the Company's industry. Such policies are in full force and effect and have been underwritten by unaffiliated insurers and will be in full force and effect immediately after the Closing. The Company has paid all premiums on such policies due and payable prior to the date of this Agreement. To its knowledge, the Company has not done anything by way of action or inaction that invalidates any of such policies in whole or in part.

          2.25 Governmental Regulations. The Company is not a "registered
               ------------------------
investment company" or an "affiliated person" or a "principal underwriter" of a "registered investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          2.26 Certain Tax Matters.  The Company's capital stock does not
               -------------------
constitute a United States real property interest as that term is defined in
Section 897(c)(1)(A)(ii) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Company is not and has not been a "United States real property holding corporation" as defined in Section 897(c)(2) of the Code (a "USRPHC"). To its knowledge, no Investor shall, solely by virtue of its purchase and ownership of the Series C Preferred Stock and the underlying Common Stock, (i) be deemed to have received "unrelated business taxable income" as defined in Section 512 of the Code ("UBTI") as a result of the Company's operations, or (ii) be deemed to be engaged in the conduct of a "trade or business within the United States" within the meaning of Section 864(b) of the Code, and the Company shall exercise its reasonable best efforts consistent with prudent business practices to ensure that the Investors do not receive UBTI and are not deemed to be engaged in a U.S. trade or business solely as a result of their ownership of the Company's securities. From time to time upon request of any Investor, the Company shall make a determination as to the Company's status as a USRPHC and as to the accuracy of the foregoing representations and warranties and shall notify each Investor of and change in circumstances that could result in any of the foregoing representations and warranties no longer being true and correct as soon as practicable after the Company obtains knowledge of such change in circumstances.

          2.27 Employee Benefits.  Except as set forth on the Schedule of
               -----------------
Exceptions, the Company does not maintain or contribute to any Employee Pension Benefit Plan or Employee Welfare Benefit Plan (as defined in Sections 3(2) and 3(1), respectively, of the Employee Retirement Income Securities Act of 1974, as amended ("ERISA")). To the knowledge of the Company, the plans set forth on the Schedule of Exceptions comply in form and in operation in all respects with the applicable requirements of ERISA and the Code, except where the failure to so comply would not have an MAE.

          2.28 Customers.  The Company is not aware of any customer of the
               ---------
Company set forth on Schedule 2.12 having an intention to cease doing business
                     -------------
with the Company subsequent to the Closing.

          2.29 FCPA.  To the knowledge of the Company, the Company has not
               ----
committed a violation of the Foreign Corrupt Practices Act of 1977, as amended, which would have an MAE.

          2.30 Use of Proceeds.  The Company shall use the proceeds from the
               ---------------
sale of Series C Preferred Stock to the Investors pursuant to this Agreement to fund the capital costs of constructing data network exchange facilities (including potential international expansion) and for working capital, general corporate purposes and acquisitions and investments approved by the Company's board of directors; provided, however, that pending any such uses, the Company may invest the proceeds in interest bearing securities.

     3.   Representations and Warranties of the Investors. Each Investor,
          -----------------------------------------------
severally but not jointly, hereby represents, warrants and covenants that:

          3.1  Authorization. Such Investor has full power and authority to
               -------------
enter into this Agreement, the Investors' Rights Agreement and the Stockholders' Agreement, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          3.2  Purchase Entirely for Own Account. This Agreement is made with
               ---------------------------------
such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series C Preferred Stock to be received by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account and not with a view to the resale or distribution of any part thereof in violation of applicable securities laws, and that such Investor has no present intention of selling, granting any participation in or otherwise distributing the same in violation of applicable securities laws. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person in violation of applicable securities laws, with respect to any of the Securities.

          3.3  Disclosure of Information. Such Investor represents that it has
               -------------------------
(i) had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series C Preferred Stock and the business, properties, prospects and financial condition of the Company and (ii) been furnished by the Company with all information regarding the Company which it has requested or desired to know.

          3.4  Investment Experience. Such Investor is an investor in
               ---------------------
securities of companies in the development stage and acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series C Preferred Stock. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Series C Preferred Stock.

          3.5  Restricted Securities.  Such Investor understands that the
               ---------------------
Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In the absence of an effective registration statement covering the Series C Preferred Stock (or the Common Stock issued on conversion thereof) or an available exemption from registration under the Act, the Series C Preferred Stock (and any Common Stock issued on conversion thereof) must be held indefinitely. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about the Company be available to the public. Such information is not now available and the Company has no present plans to make such information available.

          3.6  Further Limitations on Disposition.
               ----------------------------------

               (a) Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless:

                    (i) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                    (ii) (A) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company, if reasonably requested, with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (b) Notwithstanding the provisions of subsections (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor to any affiliate or limited or general partner of such Investor if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

          3.7  Legends. It is understood that the certificates evidencing the
               -------
Securities may bear one or all of the following legends:

               (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an applicable exemption therefrom."

               (b) Any legend required by the Investors' Rights Agreement and the Stockholders' Agreement.

          The Company agrees, upon the request of any Investor or its transferee, to remove the legend required by paragraph (a) above at such time as all Securities held by such person may be freely transferred pursuant to SEC Rule 144(k) or are properly sold pursuant to an effective registration statement under the Act, and to remove the legend required by paragraph (b) above at such time as the restrictions of the Investors' Rights Agreement and the Stockholders' Agreement are no longer applicable to such Securities.

          3.8  Tax Advisors. Such Investor has reviewed with such Investor's
               ------------
own tax advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. With respect to matters related to the tax consequences of the transactions contemplated by this Agreement, each such Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that each such Investor (and not the Company) shall be responsible for such Investor's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

          3.9  Investor Counsel. Such Investor acknowledges that such Investor
               ----------------
has had the opportunity to review this Agreement, the exhibits and the schedules attached hereto and the transactions contemplated by this Agreement with such Investor's own legal counsel. Each such Investor is relying solely on such Investor's legal counsel and not on Brobeck, Phleger & Harrison LLP for legal advice with respect to this investment or the transactions contemplated by this Agreement.

          3.10 Qualified Institutional Buyer.  Other than with respect to
               -----------------------------
Meritage Private Equity Parallel Fund, L.P. and Meritage Entrepreneurs Fund, L.P. (collectively, the "Meritage Group"), Sixty Wall Street SBIC Fund, L.P. ("SWS"), Spire Capital Partners, L.P. ("Spire") and Stolberg, Meehan and Scano II, L.P. ("Stolberg"), each Investor is a "qualified institutional buyer" as defined under Rule 144A of the Act. Each of SWS, Spire, Stolberg and each member of the Meritage Group is an institutional "accredited investor" as defined under Regulation D of the Act.

     4.   Conditions of Investor's Obligations at Closing. The obligations of
          -----------------------------------------------
each Additional Investor under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

          4.1  Representations and Warranties. The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          4.2  Performance. The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3  Compliance Certificate. The Chief Financial Officer of the
               ----------------------
Company shall deliver to the Additional Investors at the Closing a certificate stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          4.4  Qualifications.   All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state or any Person that are required in connection with the consummation of the transactions contemplated by this Agreement, including the lawful issuance and sale of the Securities pursuant to this Agreement, shall be duly obtained and effective as of the Closing.

          4.5  Proceedings and Documents. All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Additional Investors, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          4.6  Investors' Rights Agreement. The Company, each Investor and the
               ---------------------------
other parties thereto shall have entered into the Investors' Rights Agreement in the form attached hereto as Exhibit E.
                            ---------

          4.7  Stockholders' Agreement. The Company, each Investor and the
               -----------------------
other parties thereto shall have entered into the Stockholders' Agreement in the form attached as Exhibit C.
                 ---------

          4.8  No Material Adverse Change. Since March 31, 2000, there shall
               --------------------------
have occurred no material adverse change in the business, assets or financial condition of the Company.

          4.9  No Litigation or Other Proceedings. There shall be no pending or
               ----------------------------------
threatened litigation, bankruptcy, insolvency, injunction, order, suit, investigation or claim against or affecting the Company, any of its properties or rights, any of its executive officers or with respect to any of the transactions contemplated by this Agreement, the Investors' Rights Agreement or the Stockholders' Agreement which would be reasonably likely to have an MAE.

          4.10 Legal Opinion. The Investors shall have received the opinion of
               -------------
of Brobeck, Phleger & Harrison LLP, legal counsel to the Company, dated as of the Closing in the form of Exhibit F hereto.
                           ---------

          4.11 Board of Directors. Effective as of the Closing, the directors
               ------------------
of the Company shall be Art Zeile, Joel Daly, Scott Perper, G. Jackson Tankersley, Jr., Stephen O. James, Donald F. Detampel and Andy Armstrong.

          4.12 Officer's Certificate. The Chief Financial Officer of the
               ---------------------
Company shall deliver to the Additional Investors at the Closing a certificate certifying that attached copies of the Restated Certificate and the Bylaws of the Company and the board resolutions regarding the transactions contemplated by this Agreement are true and correct copies thereof.

          4.13 Certificate of Incorporation. The Company shall have delivered
               ----------------------------
to the Additional Investors a copy of the Restated Certificate certified as of a recent date by the Secretary of State of the State of Delaware.

     5.   Conditions of the Company's Obligations at Closing. The obligations
          --------------------------------------------------
of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Investor:

          5.1  Representations and Warranties. The representations and
               ------------------------------
warranties of the Investors contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  Payment of Purchase Price. The Additional Investors shall have
               -------------------------
delivered the purchase price specified in Section 1.2.

          5.3  Investors' Rights Agreement. Each Investor and other parties
               ---------------------------
thereto (other than the Company) shall have entered into the Investors' Rights Agreement in the form attached as Exhibit E.
                                  ---------

          5.4  Stockholders' Agreement. Each Investor and other parties thereto
               -----------------------
(other than the Company) shall have entered into the Stockholders' Agreement in the form attached as Exhibit C.
                     ---------

     6.   Covenants.
          ---------

          6.1  Covenant of the Company.  So long as any Additional Investor
               -----------------------
owns at least 25% of the Series C Preferred Stock purchased by such Additional Investor pursuant to this Agreement, the Company shall provide prompt written notice to such Additional Investor of any event which has resulted in an MAE or any event which would be reasonably likely to have an MAE.

          6.2  Covenant of the Parties.  With respect to any acquisition of
               -----------------------
securities of the Company by any Investor as to which the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), applies, the Company and such Investor agree to use commercially reasonable best efforts to comply with the filing and waiting period requirements of the HSR Act as soon as commercially reasonable.

     7.   Miscellaneous.
          -------------

          7.1  Survival. The warranties, representations and covenants of the
               --------
Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          7.2  Successors and Assigns. Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.3  Governing Law. This Agreement shall be governed by and construed
               -------------
under the laws of the State of Colorado as applied to agreements among Colorado residents entered into and to be performed entirely within Colorado, without giving effect to such state's conflict of laws principles.

          7.4  Titles and Subtitles. The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.5  Notices. All notices required or permitted hereunder shall be in
               -------
writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; or (iii) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto.

          7.6  Finder's Fee. Each party represents that it neither is nor will
               ------------
be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          7.7  Expenses. Irrespective of whether the Closing is effected, the
               --------
Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Closing is effected, the Company shall, at the Closing, reimburse Spire for all reasonable expenses of Spire incurred in connection with the negotiation, execution, delivery and performance of this Agreement in an amount not to exceed $75,000; provided further, Spire agrees to use its reasonable efforts to minimize such expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Investors' Rights Agreement, the Stockholders' Agreement or the Restated Certificate, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.8  Amendments and Waivers. Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series C Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

          7.9  Effect of Amendment or Waiver. Each Investor acknowledges that by
               -----------------------------
the operation of Section 6.8 hereof the holders of a majority of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series C Preferred Stock will have the power to diminish or eliminate all rights of such Investor under this Agreement.

          7.10  Severability. If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          7.11  Aggregation of Stock. All shares of the Series C Preferred
                --------------------
Stock or Common Stock issued upon conversion thereof held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          7.12  Entire Agreement. This Agreement and the documents referred to
                ----------------
herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

          7.13  Counterparts. This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.14  Jury Trial. Each party to this Agreement hereby waives a trial
                ----------
by jury in any legal action or proceeding relating to this Agreement.



                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INFLOW, INC.



By:  /s/ Art Zeile
     -------------
     Art Zeile
     President and Chief Executive Officer

          Address:  938 Bannock Street
                    Suite 300
                    Denver, CO 80204


INVESTORS:

First Union Capital Partners, Inc.                Meritage Private Equity Fund, L.P.
                                                  Meritage Private Equity Parallel Fund, L.P.
By: /s/                                           Meritage Entrepreneurs Fund, L.P.
    ------------------------------
    Scott Perper, Senior Vice President             By:  Meritage Investment Partners, LLC

Address:  301 South College Street                       By: /s/
                                                             ---------------------------
          Charlotte, NC 28288-0732                           G. Jackson Tankersley, Jr.,
                                                             Managing Member

                                                     Address:  1600 Wynkoop Street, Suite 300
                                                               Denver, CO 80202

J.P. Morgan Investment Corporation                Sixty Wall Street SBIC Fund, L.P.,
                                                   By:  Sixty Wall Street SBIC Corporation, its
By: /s/                                                 General Partner
    -----------------------------
Name: ___________________________
Title: __________________________                  By:  /s/
                                                       -------------------------------------
                                                   Name: ___________________________________
Address: 101 California Street, 37th Floor         Title: __________________________________
         San Francisco, CA 94111

                                                  Address: 101 California Street, 37th Floor
                                                           San Francisco, CA 94111

Stolberg, Meehan and Scano II, L.P.               Spire Capital Partners, L.P.
 By: Stolberg, Meehan & Scano LLC,                 By: Spire Capital Partners, LLC,
     General Partner                                   its General Partner


 By: /s/                                           By: /s/
     -----------------------                          ------------------------------
 Name: _____________________                       Name: ___________________________
 Title: ____________________                       Title: __________________________

Address: Republic Plaza                           Address: 30 Rockefeller Plaza
         370 17th Street                                   Suite 4200
         Suite 4240                                        New York, NY 10112
         Denver, CO 80202

Citizens Capital, Inc.                            Castellini Management Company
                                                  Limited Partnership
                                                  By: Robert H. Castellini Holding Company,
By: /s/                                               its General Partner
   ------------------------
Name: Gregory F. Mulligan
Title: Managing Director                           By: /s/
                                                       ------------------------
                                                   Name: Christopher L. Fister
Address: 28 State Street                           Title: Secretary
         Boston, MA  02109
                                                  Address: 312 Elm Street, Suite 2600
                                                           Cincinnati, OH 45202

BancBoston Capital, Inc.                          PNC Venture Corp.


 By: /s/                                           By: /s/
     -----------------------                           -----------------------
 Name: Lars A. Swanson                             Name: Wali Bacdayan
 Title: Director                                   Title:   Vice President

Address: 175 Pearl Street                         Address: 3150 CNG Tower
         10th Floor                                        625 Liberty Avenue
         Boston, MA 02110                                  Pittsburgh, PA 15222

G.C. Investments, LLC                             DLJMB Funding III, Inc.


 By: /s/                                           By: /s/
     -----------------------                           ----------------------
 Name: Brian Greenspun                             Name: ____________________
 Title: Manager                                    Title: ___________________

Address: 901 N. Green Valley Parkway              Address: 277 Park Avenue
         Suite 210                                         New York, NY 10172
         Henderson, NV 89014

DLJ ESC II L.P.                                   Hexagon Investments LLC
By:  DLJ LBO Plans Management Corporation
      its General Partner

 By: /s/                                           By: /s/
     -----------------------------                     -----------------------
 Name: ___________________________                 Name:  Brian Fleischmann
 Title: __________________________                 Title: Vice President

Address: 277 Park Avenue                          Address: 1407 Larimer Street
         New York, NY 10172                                Suite 300
                                                           Denver, CO 80202

                                                  Grandhaven LLC


                                                   By: /s/
                                                       -----------------------
                                                   Name: Brian Fleischmann
                                                   Title: Vice President

                                                  Address: 1407 Larimer Street
                                                           Suite 300
                                                           Denver, CO 80202

                                  Schedule A
                                  ----------

                               Initial Investors
                               -----------------

     --------------------------------------------------------------------
       Initial Investor          Number of Shares          Aggregate
       ----------------          -----------------         ---------
                                   of Series C           Purchase Price
                                   -----------           --------------
                                 Preferred Stock
                                 ---------------

     --------------------------------------------------------------------
       J.P. Morgan Investment       102,273              $ 2,250,006.00
       Corporation

     --------------------------------------------------------------------
       Sixty Wall Street SBIC        34,091              $   750,002.00
       Fund, L.P.

     --------------------------------------------------------------------
       First Union Capital          454,545              $ 9,999,990.00
       Partners, Inc.

     --------------------------------------------------------------------
       Stolberg, Meehan and         227,273              $ 5,000,006.00
       Scano II, L.P.

     --------------------------------------------------------------------
       Meritage Entities.           568,182              $12,500,004.00

     --------------------------------------------------------------------

                                  Schedule B
                                  ----------

                               Additional Shares
                               -----------------


               -------------------------------------------------------
                 Initial Investor                   Number of
                 ----------------                   ---------
                                                 Additional Shares
                                                 -----------------
                                                    of Series C
                                                    -----------
                                                  Preferred Stock
                                                  ---------------

               -------------------------------------------------------
                 J.P. Morgan Investment                7,484
                 Corporation

               -------------------------------------------------------
                 Sixty Wall Street SBIC                2,495
                 Fund, L.P.

               -------------------------------------------------------
                 First Union Capital                  33,260
                 Partners, Inc.

               -------------------------------------------------------
                 Stolberg, Meehan and                 16,630
                 Scano II, L.P.

               -------------------------------------------------------
                 Meritage entities                    41,576

               -------------------------------------------------------

                                  Schedule C
                                  ----------

                             Additional Investors
                             --------------------

          ------------------------------------------------------------------
            Investor               Number of Shares          Aggregate
            --------               ----------------          ---------
                                      of Series C          Purchase Price
                                      -----------          --------------
                                    Preferred Stock
                                    ---------------

          ------------------------------------------------------------------
            SPIRE CAPITAL PARTNERS,      1,073,171          $22,000,005.50
            L.P.

          ------------------------------------------------------------------
            CITIZENS CAPITAL, INC.         243,902          $ 4,999,991.00

          ------------------------------------------------------------------
            G.C. INVESTMENTS, LLC           48,780          $   999,990.00

          ------------------------------------------------------------------
            CASTELLINI                      97,561          $ 2,000,000.50
            MANAGEMENT COMPANY
            LIMITED PARTNERSHIP

          ------------------------------------------------------------------
            J.P. MORGAN INVESTMENT          73,170          $ 1,499,985.00
            CORPORATION

          ------------------------------------------------------------------
            SIXTY WALL STREET SBIC          24,390          $   499,995.00
            FUND, L.P.

          ------------------------------------------------------------------
            DLJMB FUNDING III, INC.      1,309,756          $26,849,998.00

          ------------------------------------------------------------------
            DLJ ESC II L.P.                153,658          $ 3,149,989.00

          ------------------------------------------------------------------
            PNC VENTURE CORP.              243,902          $ 4,999,991.00

          ------------------------------------------------------------------
            HEXAGON INVESTMENTS LLC         48,780          $   999,990.00

          ------------------------------------------------------------------
            GRANDHAVEN LLC                  48,780          $   999,990.00

          ------------------------------------------------------------------
            BANCBOSTON CAPITAL, INC.       609,756          $12,499,998.00

          ------------------------------------------------------------------
            STOLBERG, MEEHAN AND           121,951          $ 2,499,995.50
            SCANO II, L.P.

          ------------------------------------------------------------------
            MERITAGE PRIVATE               121,951          $ 2,499,995.50
            EQUITY FUND, L.P.

          ------------------------------------------------------------------